Financial Instruments (Notes)	6 Months Ended
Jun. 30, 2014
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Foreign currency risk
The majority of the Company's transactions, assets and liabilities are denominated in United States dollars, the functional currency of the Company. There is no significant risk that currency fluctuations will have a negative effect on the value of the Company's cash flows.

Fair values
The carrying value and estimated fair value of the Company's financial instruments at June 30, 2014 and December 31, 2013 are as follows:

	2014	2014	2013	2013
(in thousands of $)	Fair Value	Carrying Value	Fair Value	Carrying Value
Cash and cash equivalents	18,130	18,130	98,250	98,250
Restricted cash	15,000	15,000	15,000	15,000
Floating rate debt	125,000	125,000	95,000	95,000

The carrying value of cash and cash equivalents, and restricted cash, is a reasonable estimate of fair value.

The estimated fair value for floating rate long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Skandinaviska Enskilda Banken AB, DnB ASA and Nordea Bank Norge ASA. The Company does not require collateral or other security to support financial instruments subject to credit risk.

There is a concentration of risk with respect to the Company's newbuilding program to the extent that nine of the newbuildings are under construction at Shanghai Waigaoqiao Shipbuilding Company Limited, China. Four are under construction at Japan Marine United Corporation, Japan, two are under construction at Daehan Shipbuilding Co. Limited, Korea and two are under construction at Bohai Shipbuilding Heavy Industry Company Limited, China.